May 1, 2017

Summary
Prospectus

Victory Sophus Emerging Markets VIP Series

Class I Shares

Before you invest, you may want to review the Series' Statutory Prospectus and Statement of Additional Information, both of which are dated May 1, 2017 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Series and its risks.

You can find the Series' Prospectus and other information about the Series online at www.VictoryFunds.com.

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by life insurance companies. For more information, call your participating insurance company.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Sophus Emerging Markets VIP Series Summary

Investment Objective

The Series seeks to provide long-term capital appreciation.

Fees and Expenses of the Series

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Annual Fund Operating Expenses (expenses are deducted from Series assets as a percentage of average daily net assets)	Class I Shares
Management Fees	1.00%
Distribution (12b-1) Fees	N/A
Other Expenses	0.35%
Total Annual Fund Operating Expenses[1]	1.35%

1  Victory Capital Management Inc., the Series' investment adviser ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses through at least July 31, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.35%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement or (b) recoupment. This agreement may only be terminated by the Series' Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Series with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Series' operating expenses remain the same as shown above. The amounts shown reflect the fee waiver/expense reimbursement noted in the Annual Fund Operating Expenses table for the period indicated. The example does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the costs would be higher than those shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$137	$428	$739	$1,624

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate will generally indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

The Adviser pursues the Series' investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Series generally defines an emerging market country as one that is included in the MSCI emerging market indices or the MSCI frontier market indices, or whose economy or markets are classified by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing or any country that has economies, industries, and stock markets with similar characteristics. The Series defines an emerging market company as a company (1) that is organized under the laws of, or has its principal office in, an emerging market country; (2) that derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or (3) for which the principal securities market is located in an emerging market country.

The Adviser employs both fundamental analysis and quantitative screening in seeking to identify companies that the Adviser believes can sustain above-average earnings growth relative to their peers. Valuation is an integral part of the process. Fundamental, bottom-up research focuses on companies that rank highly within the Adviser's quantitative screen, with particular emphasis placed on a company's earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop. The Adviser monitors market and sovereign risk as part of the overall investment process.

The Adviser regularly reviews the Series' investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) a deterioration in rank of the security in accordance to the Adviser's process, (ii) of price appreciation, (iii) of a change in the fundamental outlook of the company or (iv) other investments available are considered to be more attractive.

The Series may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

The Series may invest in companies of any size. As a result of its investment strategy, the Series may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Series' investments are subject to the following principal risks:

  Currency Risk. Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Series' assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.
  Emerging Markets Risk. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
  Equity Risk. The value of the equity securities in which the Series invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of the Series' investments and may lead to increased redemptions. In addition, the Series, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.
  Management Risk. The Adviser may not execute the Series' principal investment strategy effectively.
  Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  Smaller Company Risk. Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
  Stock Market Risk. Overall stock market risks may affect the value of the Series. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Series. There is no guarantee that the Series will achieve its objective. An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Series does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

Series Performance

The bar chart and performance table provide some indication of the risks of investing in the Series. We assume reinvestment of dividends and distributions. The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Series' average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If such fees and expenses were reflected, the returns would be lower than those shown. The Series' past performance is not an indication of future performance. Updated performance information for the Series is available at https://www.guardianlife.com/annuities/prices-and-performance.

The Series' investment strategy and investment team changed on March 1, 2013. Performance information for periods prior to July 30, 2016 reflects the historical performance of the RS Emerging Markets VIP Series, a series of RS Variable Products Trust (the predecessor to the Series managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Series' performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Series.

Annual Total Return for Class I Shares

(calendar year-end)

Highest/lowest quarterly results during this time period were:

Highest	44.74% (quarter ended June 30, 2009)
Lowest	-30.18% (quarter ended December 31, 2008)

Average Annual Total Returns (periods ended 12/31/2016)	1 Year	5 Years	10 Years
Class I Shares	11.57%	0.55%	1.82%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes, except foreign withholdings taxes)	11.19%	1.28%	1.84%

Organization and Management of the Series

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Series' investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Series are members of the Adviser's Sophus Capital ("Sophus") investment team (referred to as an investment franchise).

Investment Team

Michael Reynal is the Chief Investment Officer of Sophus and has been a portfolio manager of the Series (including its predecessor fund) since 2013.

Michael Ade, CFA, is a Portfolio Manager of Sophus and has been a portfolio manager of the Series (including its predecessor fund) since January 2015.

Tax Information

Since the Series is only offered for investment through a tax-deferred arrangement, such as a variable insurance product, the Series' distributions are not generally taxable. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements.

Payments to Insurance Companies

The Series, through its Distributor, may pay fees for activities primarily intended to result in the sale of Series shares to insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. These payments may create a conflict of interest by influencing insurance companies to include the Series as an underlying investment option in its variable insurance products. Ask your variable products salesperson or visit the insurance company's website for more information.

Victory Funds
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144

VVIF-RS-SEMVIP-SUMPRO (05/17)